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                                                                    EXHIBIT 23.2


                        CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement on Form S-1 (No. 333-56799) and in the related Prospectus, of our report, dated February 7, 1997, relating to the financial statements of Clark/Bardes, Inc. (the predecessor to Clark/Bardes Holdings, Inc.). included in the Annual Report on Form 10-K for the year ended December 31, 1998.



                                        LANE GORMAN TRUBITT, L.L.P.


Dallas, Texas
March 29, 1999